UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave
Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per one-tenth of one share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported by Celularity Inc., or Celularity, on Form 8-K filed with the Securities and Exchange Commission, or the SEC, on August 23, 2024, the Company received formal notice from The Nasdaq Stock Market LLC, or Nasdaq, on August 22, 2024, stating that Celularity was not in compliance with the continued listing requirements under Nasdaq Listing Rule 5250(c)(1), or the Rule, due to its failure to timely file its Quarterly Reports on Forms 10-Q for the periods ended March 31, 2024 and June 30, 2024, collectively the Forms 10-Q. On September 5, 2024, Celularity submitted an updated compliance plan to Nasdaq, and Nasdaq subsequently granted Celularity an exception to regain compliance with the Rule, with a deadline of October 14, 2024.

On October 16, 2024, Nasdaq notified Celularity that, as the Forms 10-Q had not been filed within the exception period, Celularity would be suspended from trading on The Nasdaq Capital Market at the opening of business on October 25, 2024, unless Celularity appeals Nasdaq’s determination by October 23, 2024. Celularity intends to file an appeal with a Nasdaq Hearings Panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. During the appeal process, Celularity will continue to evaluate its options to regain compliance with the Rule. However, there can be no assurance that Celularity will file the appeal, that the appeal will be successful, or that Celularity will regain or maintain compliance with the Rule or other Nasdaq listing requirements.

Nasdaq’s notice has no immediate effect on the listing or trading of Celularity’s common stock and warrants, which continue to trade on The Nasdaq Capital Market under the symbols “CELU” and “CELUW,” respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.

Date:	October 21, 2024	By:	/s/ Robert J. Hariri
Robert J. Hariri, M.D., Ph.D. Chairman and CEO